                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of report (Date of earliest event reported): February 2, 2004

                              EMPIRE RESORTS, INC.
             (Exact name of registrant as specified in its charter)

Delaware                             1-12522                   13-3714474
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(State or other jurisdiction        (Commission             (IRS Employer
of incorporation)                   File Number)            Identification No.)

                      Route 17B, Monticello, New York 12701
                     Address of principal executive offices

   Registrant's telephone number, including area code: (845) 794-4100 ext 478

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         (Former name or former address, if changed since last report.)

ITEM 5.   OTHER EVENTS AND REGULATION FD DISCLOSURE.

     On February 2, 2004, Empire Resorts, Inc. issued a press release announcing that it sold  4,050,000  shares  of  common  stock in a  private  placement  for approximately  $30  million.  Funds raised under the offering are to be used for the  development  of a video gaming  facility at  Monticello  Raceway and to pay transaction costs and for general corporate  purposes.  Jefferies & Company,
Inc. served as placement agent for the transaction.  A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

    (c)   Exhibits

  99.1    Press Release of Empire Resorts, Inc. dated February 2, 2004.

                                   SIGNATURES

     Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

                                                    EMPIRE RESORTS, INC.
Dated: February 2, 2004

                                                    By: /s/ Scott A. Kaniewski
                                                        ------------------------
                                                        Scott A. Kaniewski
                                                        Chief Financial Officer